UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2025

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Hologic, Inc. (the “Company”) was held on February 26, 2025.  Of the 225,723,107 shares outstanding and entitled to vote, 210,785,549 shares were represented at the meeting, constituting a quorum of 93.38%.

All eight director nominees were elected to the Board for a one-year term.

In addition to electing directors, the stockholders:

•	provided advisory approval of the Company’s executive compensation (“say-on-pay”);

•	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2025; and

•	provided advisory approval of a stockholder proposal to replace the supermajority voting provisions in the Company’s charter and bylaws with a simple majority voting standard.

The results of the votes for each of these proposals were as follows:

Proposal 1.	Election of Directors

Nominees	For	Against	Abstain	Broker Non- Votes
Stephen P. MacMillan	185,463,767	17,081,640	903,241	7,336,901
Charles J. Dockendorff	196,403,739	6,867,412	177,497	7,336,901
Ludwig N. Hantson	198,762,581	4,507,620	178,447	7,336,901
Martin Madaus	193,988,659	9,281,667	178,322	7,336,901
Nanaz Mohtashami	198,362,892	4,910,299	175,457	7,336,901
Christiana Stamoulis	194,506,194	8,769,842	172,612	7,336,901
Stacey D. Stewart	201,105,790	2,168,064	174,794	7,336,901
Amy M. Wendell	196,999,298	6,281,837	167,513	7,336,901

Proposal 2.	Advisory approval of the Company’s executive compensation

For	Against	Abstain	Broker Non-Votes
169,811,160	33,412,544	224,944	7,336,901

Proposal 3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2025

For	Against	Abstain
198,003,334	12,516,722	265,493

Proposal 4.	Stockholder Proposal: Advisory approval of a stockholder proposal to replace the supermajority voting provisions in the Company’s charter and bylaws with a simple majority voting standard

For	Against	Abstain	Broker Non-Votes
171,853,788	30,746,543	665,121	7,336,901

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	HOLOGIC, INC.

	By:	/s/ Mark W. Irving
Mark W. Irving
Vice President and Secretary